MEMBERSHIP INTEREST PURCHASE AGREEMENT

BETWEEN

GRASSY BUTTE, LLC

AND

FORTEM RESOURCES INC.

dated as of

April 7, 2017

TABLE OF CONTENTS

ARTICLE 1 PURCHASE AND SALE

1.1

Purchase and Sale

1.2

Purchase Price

1.3

Closing

1.4

Transfer Taxes

1.5

Withholding Taxes

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SELLER

2.1

Authority of Seller; Enforceability

2.2

No Conflicts; Consents

2.3

Legal Proceedings

2.4

Operating History

2.5

Ownership of Membership Interests

2.6

Brokers

2.7

Securities Law Acknowledgements

2.8

Securities Law Representations

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER

3.1

Organization and Authority of Buyer; Enforceability

3.2

No Conflicts; Consents

3.3

Buyer’s Securities Law Acknowledgements

3.4

Brokers

3.5

Legal Proceedings

ARTICLE 4 CLOSING DELIVERIES

4.1

Seller’s Deliveries

4.2

Buyer’s Deliveries

ARTICLE 5 INDEMNIFICATION

5.1

Survival of Representations and Covenants

5.2

Indemnification By Seller

5.3

Indemnification By Buyer

5.4

Indemnification Procedures

5.5

Payments

5.6

Effect of Investigation

5.7

Cumulative Remedies

ARTICLE 6 MISCELLANEOUS

6.1

Expenses

6.2

Further Assurances

6.3

Notices

6.4

Headings

6.5

Severability

6.6

Entire Agreement

6.7

Successors and Assigns

6.8

No Third-Party Beneficiaries

6.9

Amendment and Modification

6.10

Waiver

6.11

Confidentiality

6.12

Governing Law

6.13

Submission to Jurisdiction

6.14

Specific Performance

6.15

Counterparts

Exhibits:

Schedule A		Description of the Property
	-	Canadian Investor Questionnaire
	-	United States Accreditor Investor Questionnaire

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of April 7, 2017, is entered into

BETWEEN:

GRASSY BUTTE, LLC (“Seller”), a limited liability company organized under the laws of the State of Idaho,

AND:

FORTEM RESOURCES INC. (“Buyer”), a Nevada corporation

WHEREAS:

A.

Seller owns 16.66% % of the outstanding membership interests (the “Membership Interest”) of Colony Energy, LLC, a Nevada limited liability company, Entity No. E0060322017-3 (the “Company”);

B.

The Company owns certain petroleum, natural gas and general rights represented by the Title Documents as defined and listed on Schedule A to this Agreement (the “Property”);

C.

Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Membership Interest, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
PURCHASE AND SALE

1.1

Purchase and Sale

Subject to the terms and conditions set forth herein, at the Closing (as defined herein) Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of the Membership Interest, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”), for the consideration specified in Section .

1.2

Purchase Price

The aggregate purchase price for the Membership Interest shall be FOUR MILLION (4,000,000) common shares (the “Purchase Shares”) in the capital of Buyer, each issued at a deemed price of $2.00 per share.  Buyer shall issue the Purchase Shares to Seller in the following amounts and upon the occurrence of the following events:

(a)

at the Closing (as defined herein), Buyer shall issue 1,000,000 Purchase Shares to Seller (the “Closing Shares”);

(b)

on the first anniversary of the Closing Date, Buyer shall issue an additional 1,000,000 Purchase Shares to Seller (the “First Anniversary Shares”);

(c)

on the second anniversary of the Closing Date, Buyer shall issue an additional 1,000,000 Purchase Shares to Seller (the “Second Anniversary Shares”); and

(d)

on the third anniversary of the Closing Date, Buyer shall issue an additional 1,000,000 Purchase Shares to Seller (the “Third Anniversary Shares”).

1.3

Closing

The purchase, sale and transfer of the Membership Interest as contemplated by this Agreement, and the issuance of the Closing Shares (the “Closing”), shall take place at 12:00 p.m. on the date of this Agreement (the “Closing Date”) at the offices of Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, B.C. V6C 3H1.

1.4

Transfer Taxes

Seller shall pay, and shall reimburse Buyer for, any sales, use or transfer taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses, if any, that become due and payable as a result of the transactions contemplated by this Agreement.

1.5

Withholding Taxes

Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all taxes that Buyer and the Company may be required to deduct and withhold under any provision of tax law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this  are true and correct as of the Closing Date and that the statements contained in this  will continue to be true and correct on the first, second and third anniversaries of the Closing Date.  For purposes of this , “Seller’s knowledge,” “knowledge of Seller” and any similar phrases shall mean the actual or constructive knowledge of Seller, after due inquiry.

2.1

Authority of Seller; Enforceability

Seller has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

2.2

No Conflicts; Consents

The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not:

(a)

violate, conflict with or constitute a default under the Articles of Organization or other organizational documents of Seller;

(b)

violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller;

(c)

conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party; or

(d)

result in the creation or imposition of any Encumbrance on the Membership Interest or Seller.

No consent, approval, waiver or authorization is required to be obtained by Seller or the Company from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of its obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby.

2.3

Legal Proceedings

There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Seller’s knowledge, threatened against or by Seller:

(a)

relating to or affecting the Membership Interest; or

(b)

that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

2.4

Operating History

Except as contemplated herein and with respect to the Petroleum, Natural Gas and General Rights Conveyance dated April 3, 2017 among Grassy Butte Energy, Ltd., Colony Energy, LLC and Seller, and the transactions contemplated therein, the Company is not a party to any agreement or undertaking, has never commenced operations or received or expended any money or other property and has no assets or liabilities, other than transaction costs incurred in connection with such agreements which will be paid on or prior to Closing. The Company has no officers, directors or managers and is managed by Seller, Blue Phoenix Energy, LLC, and Pacific Petroleum, LLC, who have managed the Company solely in their capacity as members owning membership interests in the Company.

2.5

Ownership of Membership Interest

(a)

Seller is the sole legal, beneficial, record and equitable owner of the Membership Interest, free and clear of all Encumbrances whatsoever.

(b)

The Membership Interest constitutes 16.66% of the issued and outstanding debt and/or equity securities of the Company.

(c)

The Membership Interest was issued in compliance with applicable laws. The Membership Interest was not issued in violation of the organizational documents of the Company or any other agreement, arrangement or commitment to which either of Seller or the Company is a party and are not subject to or in violation of any preemptive or similar rights of any Person.

(d)

Other than the organizational documents of the Company, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Membership Interest.

2.6

Brokers

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

2.7

Securities Law Acknowledgements

Seller acknowledges that:

(a)

none of the Purchase Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Rule 902(k) of Regulation S, promulgated by the Securities and Exchange Commission under the 1933 Act (“Regulation S”)), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

Buyer has not undertaken, and will have no obligation, to register any of the Purchase Shares under the 1933 Act or any other applicable securities laws;

(c)

Buyer will refuse to register the transfer of any of the Purchase Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)

there are risks associated with the purchase of the Purchase Shares, as more fully described in Buyer’s periodic disclosure filed on SEDAR and EDGAR and forming part of the public record;

(e)

Seller has had a reasonable opportunity to ask questions of, and receive answers from, Buyer in connection with the distribution of the Purchase Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Buyer;

(f)

any resale of the Purchase Shares by Seller will be subject to resale restrictions contained in the securities laws applicable to Buyer, Seller and any proposed transferee and it is the responsibility of Seller to find out what those restrictions are and to comply with such restrictions before selling any of the Purchase Shares;

(g)

Seller has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Purchase Shares and with respect to applicable resale restrictions, and is solely responsible (and Buyer is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which it is formed or deemed resident in connection with the distribution of the Purchase Shares hereunder, and

(ii)

applicable resale restrictions;

(h)

Seller consents to the placement of a legend or legends on any certificate or other document evidencing any of the Purchase Shares setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105, ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS, ARE MET.

and:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(i)

Buyer has advised Seller that Buyer is relying on an exemption from the requirements to provide Seller with a prospectus and to sell the Purchase Shares through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Purchase Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to Seller; and

(j)

no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Purchase Shares.

(k)

Nothwithstanding Seller’s consent to inclusion of the first of the two restrictive legends reproduced in Section , above, Seller hereby represents, warrants, acknowledges and agrees that:

(i)

a subsequent trade in any of the Purchase Shares in or from any province or territory of Canada will be a distribution subject to the prospectus requirements of applicable securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing any of the Purchase Shares (or ownership statement issued under a direct registration system or other book entry system) bears the restrictive legend (the “51-105 Legend”) specified in Multilateral Instrument 51-105, Issuers Quoted In The U.S. Over-The-Counter Markets (“MI 51-105”);

(ii)

Seller undertakes not to trade or resell any of the Purchase Shares in or from Canada unless the trade or resale is made in accordance with MI 51-105;

(iii)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by Seller in this Section , Seller directs the Buyer not to include the 51-105 Legend on any certificates representing any of the Purchase Shares to be issued to Seller and, as a consequence, Seller will not be able to rely on the resale provisions of MI 51-105, and any subsequent trade in any of the Purchase Shares in or from any jurisdiction of Canada will be a distribution subject to the prospectus requirements of applicable Canadian securities laws; and

(iv)

if Seller wishes to trade or resell any of the Purchase Shares in or from any jurisdiction of Canada, Seller agrees and undertakes to return, prior to any such trade or resale, any certificate representing any of the Purchase Shares to the Buyer’s transfer agent to have the 51-105 Legend imprinted on such certificate or to instruct the Buyer’s transfer agent to include the 51-105 Legend on any ownership statement issued under a direct registration system or other book entry system.

2.8

Securities Law Representations

Seller hereby represents and warrants that:

(a)

it is a U.S. Person, as that term is defined in Rule 902(k) of Regulation S; and

(b)

it is an “accredited investor”, as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act and as that term is defined in Section 1.1 of National Instrument 45-106, Prospectus Exemptions, adopted by the Canadian securities regulators, and it has completed and submitted to Buyer a Canadian Investor Questionnaire and a U.S. Accredited Investor Certificate, each in the form attached to this Agreement as  and , respectively.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this  are true and correct as of the date hereof. For purposes of this , “Buyer’s knowledge,” “knowledge of Buyer” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after due enquiry.

3.1

Organization and Authority of Buyer; Enforceability

Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada.  Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

3.2

No Conflicts; Consents

The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not:

(a)

violate or conflict with the articles of incorporation, by-laws or other organizational documents of Buyer; or

(b)

violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer.

No consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

3.3

Buyer’s Securities Law Acknowledgements

Buyer acknowledges that:

(a)

the Membership Interest has not been and will not be registered under the 1933 Act or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Rule 902(k) of Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

Seller has not undertaken, and will have no obligation, to register the Membership Interest under the 1933 Act or any other applicable securities laws;

(c)

there are risks associated with the purchase of the Membership Interest;

(d)

Buyer has had a reasonable opportunity to ask questions of, and receive answers from, Seller and the Company in connection with the distribution of the Membership Interest hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)

any resale of the Membership Interest by Buyer will be subject to resale restrictions contained in the securities laws applicable to Buyer, the Company and any proposed transferee and it is the responsibility of Buyer to find out what those restrictions are and to comply with such restrictions before selling the Membership Interest;

(f)

Buyer has been advised to consult Buyer’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Membership Interest and with respect to applicable resale restrictions, and it is solely responsible (and Seller is not in any way responsible) for compliance with applicable resale restrictions;

(g)

Buyer consents to the placement of a legend or legends on any certificate or other document evidencing any of the Membership Interest setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(h)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Membership Interest.

3.4

Brokers

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

3.5

Legal Proceedings

There is no Action pending or, to Buyer’s knowledge, threatened against or by Buyer or any affiliate of Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

ARTICLE 4
CLOSING DELIVERIES

4.1

Seller’s Deliveries

At the Closing, Seller shall deliver to Buyer the following:

(a)

Written consent from the sole member of Seller authorizing the transfer of the Membership Interest to Buyer.

(b)

Written consent from the all of the members of the Company authorizing the transfer of the Membership Interest to Buyer.

(c)

An Assignment of Membership Interest from Seller transferring all of the Membership Interest to Buyer.

(d)

A Canadian Accredited Investor Questionnaire in the form attached hereto as  from Seller.

(e)

A U.S. Accredited Investor Certificate in the form attached hereto as  from Seller.

(f)

A revised Members’ Schedule reflecting Buyer’s purchase of the Membership Interest and ownership interest in the Company.

4.2

Buyer’s Deliveries

At the Closing, Buyer shall deliver the following to Seller:

(a)

A share certificate representing 1,000,000 Purchase Shares registered to Seller.

(b)

A certificate of the Secretary of Buyer certifying as to the resolutions of the board of directors of Buyer, duly adopted and in effect, which authorizes the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

ARTICLE 5
INDEMNIFICATION

5.1

Survival of Representations and Covenants

All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing.

5.2

Indemnification By Seller

Seller shall defend, indemnify and hold harmless Buyer, its affiliates (including the Company from and after the Closing Date) and their respective stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements (a “Loss”), arising from or relating to:

(a)

any inaccuracy in or breach of any of the representations or warranties of Seller, contained in this Agreement or any document to be delivered hereunder; or

(b)

any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller, pursuant to this Agreement or any document to be delivered hereunder.

5.3

Indemnification By Buyer

Buyer shall defend, indemnify and hold harmless Seller from and against all Losses arising from or relating to:

(a)

any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or any document to be delivered hereunder; or

(b)

any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement or any document to be delivered hereunder.

5.4

Indemnification Procedures

Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including, but not limited to, settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

5.5

Payments

Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this , the Indemnifying Party shall satisfy its obligations within 15 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should an Indemnifying Party not make full payment of any such obligations within such 15 Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to but excluding the date such payment has been made at a rate per annum equal to the then prevailing prime lending rate of interest charged by Toronto-Dominion Bank to commercial customers in the City of Vancouver, British Columbia. Such interest shall be calculated daily on the basis of a 365 day year and the actual number of days elapsed, without compounding.

5.6

Effect of Investigation

Buyer’s right to indemnification or other remedy based on the representations, warranties, covenants and agreements of Seller contained herein will not be affected by any investigation conducted by Buyer with respect to, or any knowledge acquired by Buyer at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.

5.7

Cumulative Remedies

The rights and remedies provided in this  are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE 6
MISCELLANEOUS

6.1

Expenses

All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

6.2

Further Assurances

Following the Closing, each of the parties hereto shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

6.3

Notices

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given:

(a)

when delivered by hand (with written confirmation of receipt);

(b)

when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or

(c)

on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.

Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section ):

(d)

If to Seller:

Grassy Butte, LLC
72 Pelican Dr.
Rupert ID 83350

Attention:

Joel W. Young
Email:

joelyoungsix@gmail.com

with a copy to:

Richard Young

E-mail:rcyoungthree@gmail.com

(e)

If to Buyer:

Fortem Resources Inc.
815 8th Avenue S.W., Suite 700
Calgary, AB T2P 3P2

Attention: Michael Caetano
E-mail: mcaetano@fortemresources.com

with a copy to:

Clark Wilson LLP
900 – 885 West Georgia Street
Vancouver, B.C. Canada V6C 3H1

Attention:

Cam McTavish
E-mail: CMcTavish@cwilson.com

6.4

Headings

The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

6.5

Severability

If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

6.6

Entire Agreement

This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in documents to be delivered hereunder, the statements in the body of this Agreement will control.

6.7

Successors and Assigns

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

6.8

No Third-Party Beneficiaries

Except as provided in , this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.9

Amendment and Modification

This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

6.10

Waiver

No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

6.11

Confidentiality

The existence, nature, terms and conditions of this Agreement are strictly confidential and shall not be disclosed by Seller in any manner or form, directly or indirectly, to any person under any circumstances.

6.12

Governing Law

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada and the federal laws of the United States applicable therein without giving effect to any choice or conflict of law provision or rule.

6.13

Submission to Jurisdiction

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the courts of the State of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

6.14

Specific Performance

The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

6.15

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

FORTEM RESOURCES INC.

Per:

/s/ Michael Caetano

Authorized Signatory

Name:

Michael Caetano

Title:

Chief Executive Officer

GRASSY BUTTE, LLC

Per:

/s/ Joel W. Young

Authorized Signatory

Name:  Joel W. Young
Title:

Managing Member

Schedule A – Description of the Property

Lands

Company holds a 100% interest in and to the Title Documents, as defined below (including, without limitation, Alberta Crown PNG or Oil Sands Leases), in respect of the lands set out on the next page:

For the purposes of this Schedule A, the term “Title Documents” means, collectively, any and all certificates of title, leases, reservations, permits, licences, assignments, trust declarations, operating agreements, royalty agreements, gross overriding royalty agreements, participation agreements, farm-in agreements, sale and purchase agreements, pooling agreements and any other documents and agreements granting, reserving or otherwise conferring rights to (i) explore for, drill for, produce, take, use or market Petroleum Substances, (ii) share in the production of Petroleum Substances, (iii) share in the proceeds from, or measured or calculated by reference to the value or quantity of, Petroleum Substances which are produced, and (iv) rights to acquire any of the rights described in items (i) to (iii) of this definition.

Exhibit A

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK,
NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:	Fortem Resources Inc. (the “Issuer”)
RE:	Acquisition of Common Shares (the “Purchase Shares”) of the Issuer

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Membership Interest Purchase Agreement between the undersigned (the “Seller”) and the Issuer to which this  is attached.

In connection with the acquisition by the Seller of the Purchase Shares, the Seller hereby represents, warrants and certifies to the Issuer that the Seller:

(i)

is acquiring the Purchase Shares as principal; and

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador		☐ Yukon
☐ Northwest Territories
☐ United States: _________________________ (List State of Residence)

or

(B)

☐ is resident in a country other than Canada or the United States.

In connection with the acquisition of the Purchase Shares, the Seller hereby represents, warrants, covenants and certifies that the Seller meets one or more of the following criteria:

I. SELLER ACQUIRING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

the Seller is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, the Seller is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S)) (see certain guidance with respect to accredited investors that starts on page 9, below)

☐	(i)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
☐	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (ix),
☐	(iii)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,
☐	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
☐	(vi)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
☐	(viii)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

☐	(ix)

an investment fund that distributes or has distributed its securities only to

(i)

a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(x)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(xi)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(xii)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(xiii)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(xiv)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function,
☐	(xv)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors, and

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)

a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)

a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the Seller’s total assets minus all of the Seller’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

The Seller agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the acquisition of the Purchase Shares.

The Seller acknowledges that the foregoing representations and warranties are made by the Seller with the intent that they be relied upon in determining the suitability of the Seller to acquire the Purchase Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Seller set forth herein which takes place prior to the closing time of the acquisition of the Purchase Shares.

The Seller undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Seller set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Seller authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of April 7, 2017.

GRASSY BUTTE, LLC
By:
JOEL W. YOUNG, Managing Member

Exhibit B

TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Membership Interest Purchase Agreement between the undersigned (the “Seller”) and Fortem Resources Inc. (the “Issuer”) to which this  is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person acquiring the Purchase Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Purchase Shares while in the United States, or (d) any person that is in the United States at the time the Seller’s buy order was made or this Agreement was executed or delivered.

The Seller understands and agrees that none of the Purchase Shares have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Purchase Shares are being offered and sold to the Seller in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Purchase Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Purchase Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Seller represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.

it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchase Shares and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of the Purchase Shares and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchase Shares;

4.

it is acquiring the Purchase Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchase Shares in violation of the United States securities laws;

5.

it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Seller is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Purchase Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Purchase Shares,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.

if the Seller is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Purchase Shares, with total assets in excess of US$5,000,000,

___________

a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.

it has not purchased the Purchase Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.

if the Seller decides to offer, sell or otherwise transfer any of the Purchase Shares, it will not offer, sell or otherwise transfer any of such Purchase Shares, directly or indirectly, unless:

(a)

the sale is to the Issuer,

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)

the Purchase Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)

it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Purchase Shares, and all securities issued in exchange therefor or in substitution thereof, will bear, in addition such legends as are required by applicable securities laws.

11.

it understands and agrees that there may be material tax consequences to the Seller of an acquisition or disposition of the Purchase Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Seller under United States, state, local or foreign tax law of the Seller’s acquisition or disposition of the Purchase Shares. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

12.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Membership Interest Purchase Agreement;

13.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Purchase Shares were offered or the Membership Interest Purchase Agreement was executed; and

14.

it understands that the Issuer has no obligation to register any of the Purchase Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Seller undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Seller set forth herein which takes place prior to the closing time of the acquisition of the Purchase Shares.

Dated April 7, 2017.

GRASSY BUTTE, LLC
By:
JOEL W. YOUNG, Managing Member